Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Quarterly Report of Royal Casket Distribution Corporation (the "Company") on Form 10-Q for the period ended Septembe 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don A. Paradiso, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                (1)      The Report fully complies with the requirements of
                         section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               By:   /s/ DON A. PARADISO
                                                     -----------------------
                                                     Don A. Paradiso
                                                     Chief Financial Officer
                                                     September 13, 2002